Exhibit (Q)(1)
TXF FUNDS, INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Keith D. Geary and Gary Pinkston with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by TXF Funds, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney this 28th day of January, 2009.

/s/ John Shelley

John Shelley
STATE OF OKLAHOMA	)
	:	ss.:
Canadian County	)
     On this 28th day of January, 2009 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

NOTARY PUBLIC SEAL	/s/ Betty Pettijohn
Betty Pettijohn Notary Public State of Oklahoma Commission #00014141 Expires 09/25/12

TXF Funds, INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Keith D. Geary and Gary Pinkston with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by TXF Funds, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney this 28th day of January, 2009.
/s/ Ernest Frank Parish

Ernest Frank Parish
STATE OF OKLAHOMA	)
	:	ss.:
County of Oklahoma	)
     On this 28th day of January, 2009 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

/s/ Jane E. Henson
NOTARY PUBLIC SEAL	Notary Public
Jane E. Henson Notary Public State of Oklahoma #05000918 Expires 02/08/13

TXF FUNDS, INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Keith D. Geary and Gary Pinkston with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by TXF Funds, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have executed this Power of Attorney this 28th day of January, 2009.
/s/ Mike Braun

Mike Braun
STATE OF OKLAHOMA	)
	:	ss.:
Canadian County	)
     On this 28th day of January, 2009 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

NOTARY PUBLIC SEAL	/s/ Betty Pettijohn
Betty Pettijohn Notary Public State of Oklahoma Commission #00014141 Expires 09/25/12